TRANSAMERICA FUNDS

Supplement to the Currently Effective Statement of Additional Information

dated March 1, 2017, as amended and restated

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The following information revises the corresponding information found in the table contained in the “Investment Manager Compensation” sub-section under the heading “Investment Management and Other Services – The Investment Manager” contained in the Statement of Additional Information:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Government Money Market*	0.25% of the first $1 billion 0.24% over $1 billion up to $3 billion 0.23% in excess of $3 billion

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The sub-title and the first paragraph of the sub-section titled “Purchase of Shares” under the heading “Purchase, Redemption and Pricing of Shares” in the Statement of Additional Information are deleted and replaced to read as follows:

Class A, Class B, Class C, Class I, Class I2, Class R, Class R2, Class R1, Class R6, Class T, Class T1, Class T2 and Advisor Class Shares

As stated in the prospectuses, the funds currently offer investors a choice of fifteen classes of shares: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R2, Class R1, Class R4, Class R6, Class T, Class T1, Class T2 and Advisor Class shares. Not all Transamerica Funds offer all classes of shares.

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The seventh, eighth and ninth paragraphs of the sub-section titled “Purchase of Shares” under the heading “Purchase, Redemption and Pricing of Shares” in the Statement of Additional Information are deleted and replaced to read as follows:

This SAI only references the Class R shares that are currently offered for investment in the following funds: Transamerica Asset Allocation – Conservative Portfolio, Transamerica Asset Allocation – Growth Portfolio, Transamerica Asset Allocation – Moderate Growth Portfolio and Transamerica Asset Allocation – Moderate Portfolio, each a series of Transamerica Funds. Class R shares of certain other series of Transamerica Funds are discussed in a separate SAI.

Class R shares of Transamerica Government Money Market were renamed R2 shares on October 13, 2017. Class R2 shares of Transamerica Government Money Market are discussed in a separate SAI.

Class R and Class R2 shares are only offered through 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R and

Class R2 shares are generally intended for purchase by smaller retirement plan clients of Transamerica Retirement Solutions, LLC.

Class R and Class R2 shares are available only to eligible retirement plans where Class R or Class R2 shares are held on the books of the funds through omnibus or Network Level 3 accounts (either at the plan level or at the level of the financial service firm serving as an intermediary).

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The sub-title of the section titled “Retirement Plans” in the Statement of Additional Information is deleted and replaced to read as follows:

Class A, Class B, Class C, Class I, Class T, Class T1, Class T2 and Advisor Class Only (Not Applicable to Class I2, Class R, Class R1, Class R2 and Class R6 Shares)

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The first sentence of the first paragraph of the sub-section titled “Share Conversion” under the heading “Redemption of Shares” in the Statement of Additional Information is deleted and replaced to read as follows:

If you hold Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T1, Class T2, or Advisor Class shares and are eligible for purchase of Class I shares (as described in the Class I prospectus), you may be eligible to convert your shares to Class I shares (or, under certain circumstances, convert to Class A shares) of the same fund, subject to the discretion of Transamerica Fund Services, Inc. to permit or reject such a conversion.

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The second paragraph of the “Further Information about the Trust and the Funds—Series and Classes” section of the Statement of Additional Information is deleted in its entirety and replaced to read as follows:

The shares of beneficial interest are divided into fifteen classes: Class A, Class B, Class C, Class I, Class I2, Class I3, Class R, Class R1, Class R2, Class R4, Class R6, Class T, Class T2, Class T2 and Advisor Class. Not all funds offer all classes of shares. See a fund’s prospectus for a discussion of which classes of shares of that fund are available for purchase and who is eligible to purchase shares of each class. Class I3, Class R, Class R2 and Class R4 are discussed in a separate SAI. Each class represents interests in the same assets of the fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to its plan of distribution or any other matter appropriately limited to that class; the classes are subject to differing sales charges as described in the prospectus; Class A, Class B, Class C, Class R, Class R1, Class R2, Class R4, Class T1 and Class T2 shares are subject to ongoing distribution and service fees. Advisor Class, Class I, Class I2, Class I3, Class R6 and Class T shares have no annual distribution and service fees. Each class may bear differing amounts of certain class-specific expenses, and each class has a separate exchange privilege. As of November 1, 2013, Class B shares were no longer available to new or existing investors except for exchanges and dividend and capital gains reinvestment. Class T shares are not available to new investors; only existing Class T shareholders may purchase additional Class T shares. On November 30, 2009, all shares previously designated as Class I shares were re-designated as Class I2 shares. On February 10, 2012, all shares previously designated as Class P shares were converted into Class I shares. Class R1 shares are not currently offered. On October 13, 2017, Class R shares of Transamerica Government Money Market were renamed Class R2 shares.

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The last sentence “Dividends and Other Distributions” section of the Statement of Additional Information is deleted in its entirety and replaced to read as follows:

The per share income dividends on Class B, Class C, Class R and Class R1 shares of a fund are anticipated to be lower than the per share income dividends on Advisor Class, Class A, Class I, Class I2, Class I3, Class R2, Class R4, Class R6, Class T, Class T1 and Class T2 shares of that fund as a result of higher distribution and service fees applicable to Class B, Class C, Class R and Class R1 shares.

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Investors Should Retain this Supplement for Future Reference

October 13, 2017